Exhibit 99.1
Financial News Release

Contact Information:	Steven Moore
Pixelworks, Inc.
408-200-9221
smoore@pixelworks.com
Conference Call at 2 p.m. PDT, January 29, 2008 - Pixelworks will host a conference call at 2 p.m. PDT, January 29, 2008, which can be accessed by calling 617-597-5391 and using pass code 35127384. The Web broadcast can be accessed by visiting the Company’s investor page at www.pixelworks.com. For those unable to listen to the live Web broadcast, it will be archived for 30 days. A replay of the conference call will also be available through midnight on February 3, 2008, and can be accessed by calling 617-801-6888 and using pass code 52347321.
Pixelworks Reports Fourth Quarter 2007 Financial Results
Higher gross margin and lower expenses yield non-GAAP net income of
$2.3 million
Tualatin, Ore., January 29, 2008 — Pixelworks, Inc. (NASDAQ:PXLW), an innovative provider of powerful video and pixel processing technology, today announced financial results for the fourth quarter ended December 31, 2007.
     Fourth quarter 2007 revenue was $27.0 million, at the high end of management guidance, reflecting strength in the Company’s core projector and advanced television businesses as well as sales of legacy products. Revenue for the fourth quarter represented a 4% sequential decrease from $28.1 million in the third quarter of 2007 and a decrease of 10% from $29.8 million in the fourth quarter of 2006.
     Fourth quarter 2007 GAAP gross profit margin was 48.7 percent, compared to 43.0 percent in the third quarter of 2007 and 31.5 percent in the fourth quarter of 2006. Cost of sales included restructuring charges and non-cash expenses totaling $0.8 million in the fourth quarter of 2007, $0.7 million in the third quarter of 2007 and $2.9 million in the fourth quarter of 2006. Fourth quarter 2007 non-GAAP gross profit margin was 51.5 percent, compared with 45.7 percent in the third quarter of 2007 and 41.1 percent in the fourth quarter of 2006. Higher GAAP and non-GAAP gross profit margin in the fourth quarter of 2007 was the result of a favorable mix of products sold, as well as continued improvements in material pricing and production yields.
     Fourth quarter 2007 GAAP operating expenses were $19.7 million, compared with $16.4 million in the third quarter of 2007 and $31.9 million in the fourth quarter of 2006. Fourth quarter 2007 GAAP operating expenses included $6.2 million in restructuring charges and $1.6 million in non-cash expenses; third quarter GAAP operating expenses included $1.6 million in
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Pixelworks Reports Fourth Quarter 2007 Financial Results
January 29, 2008

restructuring charges and $1.3 million in non-cash expenses; and fourth quarter 2006 GAAP operating expenses included $10.6 million in restructuring charges and $2.2 million in non-cash expenses.
     Non-GAAP operating expenses were $11.9 million in the fourth quarter of 2007, down $1.6 million from $13.4 million in the third quarter of 2007 and down $7.2 million from $19.1 million in the fourth quarter of 2006. The significant year over year decrease in GAAP and non-GAAP operating expenses was a direct result of the Company’s restructuring actions throughout 2007, which are focused on returning Pixelworks to profitability.
     Fourth quarter 2007 GAAP net loss was $(6.4) million, or $(0.14) per share, compared to $(4.4) million, or $(0.09) per share in the third quarter of 2007 and $(15.5) million, or $(0.32) per share in the fourth quarter of 2006. On a non-GAAP basis, the Company recorded net income of $2.3 million, or $0.05 per share in the fourth quarter 2007, compared to $(0.9) million, or $(0.02) per share in the third quarter of 2007 and $(4.7) million, or $(0.10) per share in the fourth quarter of 2006.
     Under its previously announced stock repurchase program, the Company repurchased approximately 3.8 million shares during the fourth quarter of 2007.
     “Pixelworks exits 2007 with a solidly profitable final quarter on a non-GAAP basis, a significantly lower expense base and the recent introduction of two important new products,” said Bruce Walicek, Acting President and CEO of Pixelworks. “The restructuring initiatives that we executed in 2007 have created a sound financial foundation from which to return the Company to growth and profitability. In addition to reshaping the Company’s expense base, the Pixelworks team was able to bring new solutions to market within a more restricted spending environment. Our primary focus over the next year will be to maintain the strength of our financial model, aggressively market our new products, and continue to leverage our core technology into emerging growth markets. While there is still plenty of work to do, we enter 2008 with a streamlined business model, renewed focus on our core markets and a portfolio of innovative, next generation video processing products.”
Business Outlook for First Quarter 2008
     The following statements are based on the Company’s current expectations. These statements are forward-looking, subject to risks and uncertainties, and actual results may differ materially. These statements do not include the potential impact of any investments outside the ordinary course of business, mergers or acquisitions that may be completed after December 31, 2007 or other future events. Readers are cautioned not to place undue reliance on these
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Pixelworks Reports Fourth Quarter 2007 Financial Results
January 29, 2008

forward-looking statements, which speak only as of the date of this press release. The inclusion of any statement in this release does not constitute a suggestion by the Company or any other person that the events or circumstances described in such statements are material. The Company does not undertake to publicly update or revise these forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied in this release will not be realized.
     The Company expects to record GAAP net loss per share in the first quarter of 2008 of ($0.00) to $(0.06) and to record non-GAAP net income per share of $0.00 to $0.06, based on the following estimates:
▪	The Company anticipates first quarter revenue of $22 million to $24 million. Revenue is highly dependent on a number of factors including, but not limited to, consumer confidence and spending, seasonality in the consumer electronics market, general economic conditions, the Company’s ability to secure additional design wins, timely customer transition to new product designs, new product introductions, production yields, growth rates in the advanced television, multimedia projector, advanced media processor, and LCD monitor and panel markets, levels of inventory at distributors and customers, and supply of products from third party foundries.

▪	GAAP gross profit margin of approximately 46.5 to 49.5 percent. Non-GAAP gross profit margin of approximately 49.5 to 52.5 percent, which excludes an estimated $0.7 million for the amortization of acquired intangible assets, restructuring charges and stock-based compensation. Gross profit margin may be higher or lower than expected due to many factors including, but not limited to, competitive pricing actions, changes in estimated product costs, revenue levels and product mix, new product yields, and inventory and warranty reserve changes.

▪	GAAP operating expenses of $12.4 million to $13.4 million and non-GAAP operating expenses of $10.5 million to $11.5 million. Non-GAAP operating expenses exclude approximately $1.9 million in expenses for stock-based compensation, restructuring charges and amortization of acquired intangible assets.

▪	Interest and other income, net of approximately $450,000 on both a GAAP and non-GAAP basis.

▪	A tax provision of approximately zero on both a GAAP and non-GAAP basis.
About Pixelworks, Inc.
     Pixelworks, headquartered in Tualatin, Oregon, is an innovative provider of powerful video and pixel processing technology for manufacturers of digital projectors and flat panel
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Pixelworks Reports Fourth Quarter 2007 Financial Results
January 29, 2008

display products. Pixelworks’ flexible design architecture enables our unique technology to produce outstanding image quality in our customers’ display products in a range of solutions including system-on-chip ICs, co-processor and discrete ICs. At design centers in Shanghai and San Jose, Pixelworks engineers relentlessly push pixel performance to new levels for leading manufacturers of consumer electronics and professional displays worldwide.
     For more information, please visit the Company’s Web site at www.pixelworks.com.
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     Pixelworks® and the Pixelworks logo® are trademarks of Pixelworks, Inc. All other trademarks are the property of their respective owners.
Non-GAAP Financial Measures
     This press release makes reference to non-GAAP gross profit margins, operating expenses and net income (loss) which exclude restructuring charges, acquisition-related items, goodwill and intangible asset impairments, stock-based compensation expense, settlement proceeds received and a gain on the repurchase of long-term debt, all of which are required under GAAP. The Company believes these non-GAAP measures provide a meaningful perspective on its underlying cash flow dynamics, but cautions investors to consider these measures in addition to, not as a substitute for, its consolidated financial results as presented in accordance with GAAP. A reconciliation between GAAP and non-GAAP financial measures is included in this earnings release which is available in the investor relations section of the Company’s website.
Safe Harbor Statement
     This release contains statements, including the statements in Bruce Walicek’s quote and the “Business Outlook for First Quarter 2008” section above, that are forward-looking statements within the meaning of the “Safe Harbor” provisions of the federal Securities Litigation Reform Act of 1995. Such statements are based on current expectations, estimates and projections about the Company’s business. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual results could vary materially from the description contained herein due to many factors including those described above and the following: changes in growth in the advanced television, multimedia projector, advanced media processor, and LCD panel and monitor markets; changes in consumer confidence or spending; changes in customer ordering patterns or lead times; seasonality in the consumer electronics market; the success of our products in expanded markets; success in achieving operating efficiencies from our restructuring efforts, our efforts to achieve profitability and a positive EBITDA, competitive factors, such as rival chip architectures, introduction or traction by competing designs, or pricing pressures; insufficient, excess or obsolete inventory and variations in inventory valuation; our product mix; new product yield rates, changes in regional demand for our product, non-acceptance of the combined technologies by leading manufacturers; changes in the recoverability of intangible assets and long lived assets; supply of products from third party foundries; and other risk factors listed from time to time in the Company’s Securities and Exchange Commission filings.
     The forward-looking statements we make today, speak as of today, and we do not undertake any obligation to update any such statements to reflect events or circumstances occurring after today. Please refer to our Annual Report on Form 10-K for the year ended December 31, 2006, Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, and subsequent SEC filings for a description of factors that could cause actual results to differ materially from the preliminary results announced.
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Pixelworks Reports Fourth Quarter 2007 Financial Results
January 29, 2008

PIXELWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
	2007	2007	2006	2007	2006

Revenue, net	$26,970	$28,133	$29,829	$105,980	$133,607
Cost of revenue (1)	13,826	16,025	20,447	59,273	107,506

Gross profit	13,144	12,108	9,382	46,707	26,101

Operating expenses:
Research and development (2)	8,180	8,962	13,045	38,792	57,019
Selling, general and administrative (3)	5,202	5,697	8,169	25,437	35,053
Restructuring	6,237	1,645	10,565	13,285	13,316
Amortization of acquired intangible assets	90	89	89	359	602
Impairment loss on goodwill	—	—	—	—	133,739
Impairment loss on acquired intangible assets	—	—	—	—	1,753

Total operating expenses	19,709	16,393	31,868	77,873	241,482

Loss from operations	(6,565)	(4,285)	(22,486)	(31,166)	(215,381)

Interest income	1,361	1,454	1,592	5,786	5,833
Interest expense	(639)	(658)	(680)	(2,642)	(2,721)
Amortization of debt issuance costs	(165)	(165)	(165)	(661)	(667)
Settlement proceeds, net	—	—	4,800	—	4,800
Gain on repurchase of long-term debt, net	—	—	—	—	3,009

Interest and other income, net	557	631	5,547	2,483	10,254

Loss before income taxes	(6,008)	(3,654)	(16,939)	(28,683)	(205,127)

Provision (benefit) for income taxes	441	775	(1,489)	2,237	(949)

Net loss	$(6,449)	$(4,429)	$(15,450)	$(30,920)	$(204,178)

Net loss per share — basic and diluted	$(0.14)	$(0.09)	$(0.32)	$(0.64)	$(4.23)

Weighted average shares outstanding:
Basic and diluted	46,292	48,921	48,626	48,208	48,289

(1) Includes:
Amortization of acquired developed technology	$705	$705	$705	$2,820	$4,087
Restructuring	25	11	2,119	172	2,119
Stock-based compensation	28	22	46	98	208
Impairment loss on acquired developed technology	—	—	—	—	21,330
Amortization of acquired inventory mark-up	—	—	—	—	26
(2) Includes stock-based compensation	602	538	796	2,320	3,884
(3) Includes stock-based compensation	894	684	1,292	3,527	5,464

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Pixelworks Reports Fourth Quarter 2007 Financial Results
January 29, 2008

PIXELWORKS, INC.
RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL INFORMATION *
(Dollars in thousands)
(Unaudited)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
	2007	2007	2006	2007	2006

Reconciliation of GAAP and non-GAAP gross profit

GAAP gross profit	$13,144	$12,108	$9,382	$46,707	$26,101

Amortization of acquired developed technology	705	705	705	2,820	4,087
Restructuring	25	11	2,119	172	2,119
Stock-based compensation	28	22	46	98	208
Impairment loss on acquired developed technology	—	—	—	—	21,330
Amortization of acquired inventory mark-up	—	—	—	—	26

Total reconciling items included in cost of revenue	758	738	2,870	3,090	27,770

Non-GAAP gross profit	$13,902	$12,846	$12,252	$49,797	$53,871

Non-GAAP gross profit margin	51.5%	45.7%	41.1%	47.0%	40.3%

Reconciliation of GAAP and non-GAAP operating expenses

GAAP operating expenses	$19,709	$16,393	$31,868	$77,873	$241,482

Reconciling item included in research and development:
Stock-based compensation	602	538	796	2,320	3,884
Reconciling item included in selling, general and administrative:
Stock-based compensation	894	684	1,292	3,527	5,464
Restructuring	6,237	1,645	10,565	13,285	13,316
Amortization of acquired intangible assets	90	89	89	359	602
Impairment loss on goodwill	—	—	—	—	133,739
Impairment loss on acquired intangible assets	—	—	—	—	1,753

Total reconciling items included in operating expenses	7,823	2,956	12,742	19,491	158,758

Non-GAAP operating expenses	$11,886	$13,437	$19,126	$58,382	$82,724

* -	Our non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share differs from GAAP gross profit, GAAP operating expenses, GAAP net loss and GAAP net loss per share due to the exclusion of restructuring charges, acquisition-related items, goodwill and intangible asset impairments, stock-based compensation expense, settlement proceeds received, and a gain on the repurchase of long-term debt. Pixelworks’ management believes that the presentation of non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share provides useful information to investors regarding Pixelworks’ results of operations allowing investors to better evaluate underlying cash flow dynamics. Pixelworks’ management uses each of these non-GAAP measures internally to better evaluate underlying cash flow dynamics. Pixelworks, however, cautions investors to consider these non-GAAP financial measures in addition to, and not as a substitute for, its GAAP financial measures.
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Pixelworks Reports Fourth Quarter 2007 Financial Results
January 29, 2008

PIXELWORKS, INC.
RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL INFORMATION *
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
	2007	2007	2006	2007	2006

Reconciliation of GAAP and non-GAAP net income (loss)

GAAP net loss	$(6,449)	$(4,429)	$(15,450)	$(30,920)	$(204,178)

Reconciling items included in cost of revenue	758	738	2,870	3,090	27,770
Reconciling items included in operating expenses	7,823	2,956	12,742	19,491	158,758
Settlement proceeds, net	—	—	(4,800)	—	(4,800)
Gain on repurchase of long-term debt, net	—	—	—	—	(3,009)
Tax effect of non-GAAP adjustments	123	(134)	(98)	—	—

Non-GAAP net income (loss)	$2,255	$(869)	$(4,736)	$(8,339)	$(25,459)

Non-GAAP net income (loss) per share — basic and diluted	$0.05	$(0.02)	$(0.10)	$(0.17)	$(0.53)

Non-GAAP weighted average shares outstanding:
Basic	46,292	48,921	48,626	48,208	48,289

Diluted	46,357	48,921	48,626	48,208	48,289

* -	Our non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share differs from GAAP gross profit, GAAP operating expenses, GAAP net loss and GAAP net loss per share due to the exclusion of restructuring charges, acquisition-related items, goodwill and intangible asset impairments, stock-based compensation expense, settlement proceeds received, and a gain on the repurchase of long-term debt. Pixelworks’ management believes that the presentation of non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share provides useful information to investors regarding Pixelworks’ results of operations allowing investors to better evaluate underlying cash flow dynamics. Pixelworks’ management uses each of these non-GAAP measures internally to better evaluate underlying cash flow dynamics. Pixelworks, however, cautions investors to consider these non-GAAP financial measures in addition to, and not as a substitute for, its GAAP financial measures.
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Pixelworks Reports Fourth Quarter 2007 Financial Results
January 29, 2008

PIXELWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	December 31,
	2007	2006

ASSETS

Current assets:
Cash and cash equivalents	$74,572	$63,095
Short-term marketable securities	34,581	53,985
Accounts receivable, net	6,223	9,315
Inventories, net	11,265	13,809
Prepaid expenses and other current assets	3,791	6,374

Total current assets	130,432	146,578

Long-term marketable securities	9,804	17,504
Property and equipment, net	6,148	21,931
Other assets, net	6,902	9,287
Debt issuance costs, net	2,260	2,922
Acquired intangible assets, net	6,370	9,549

Total assets	$161,916	$207,771

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$3,992	$8,093
Accrued liabilities and current portion of long-term liabilities	13,848	19,319
Current portion of income taxes payable	232	10,997

Total current liabilities	18,072	38,409

Long-term liabilities, net of current portion	1,236	7,414
Income taxes payable, net of current portion	10,635	—
Long-term debt	140,000	140,000

Total liabilities	169,943	185,823

Shareholders’ equity (deficit)	(8,027)	21,948

Total liabilities and shareholders’ equity	$161,916	$207,771